EXHIBIT 10.2


                  Supplemental Agreement No. 16

                               to

                   Purchase Agreement No. 1951

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.

              Relating to Boeing Model 737 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of March 17, 2000, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Buyer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 1951 dated July 23, 1996 (the Agreement), as amended and supplemented, relating to Boeing Model 737-500, 737-600, 737-700,
737-800, and 737-900 aircraft (the Aircraft); and

     WHEREAS, Boeing and Buyer have mutually agreed to the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]; and

     WHEREAS, Buyer has requested to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

     WHEREAS, Buyer has requested to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

     WHEREAS, Boeing and Buyer have mutually agreed on a [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]; and

     WHEREAS, Boeing and Buyer have mutually agreed that the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]; and

     WHEREAS, Boeing and Buyer have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.   Table of Contents and Articles:

     1.1 Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 16.

     1.2 Remove and replace, in its entirely, page T-3 of Table 1 entitled "Aircraft Deliveries and Descriptions" that relates to Model 737-800 Aircraft with new page T-3 attached hereto for the Model 737-800 Aircraft reflecting the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.   Letter Agreements:

     2.1 Remove and replace, in its entirety, Letter Agreement 1951-3R8, Option Aircraft - Model 737-824 Aircraft" with Letter Agreement 1951-3R9, "Option Aircraft - Model 737-824 Aircraft", attached hereto, to reflect the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

     2.2 Remove and replace, in its entirety, Letter Agreement 1951-9R6, "Option Aircraft - Model 737-724 Aircraft" with Letter Agreement 1951-9R7, "Option Aircraft - Model 737-724 Aircraft", attached hereto, to reflect the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

     2.3  Add new Letter Agreement 6-1162-DMH-1054 [CONFIDENTIAL
MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT].

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY            CONTINENTAL AIRLINES, INC.


By:    /s/ D. M. Hurt         By:   /s/ Brian Davis


Its:  Attorney-In-Fact        Its:  Vice President

                       TABLE OF CONTENTS

                                                   Page     SA
                                                  Number  Number
ARTICLES

1.    Subject Matter of Sale . . . . . . . . . .  1-1     SA 5

2.    Delivery, Title and Risk of Loss . . . . .  2-1

3.    Price of Aircraft. . . . . . . . . . . . .  3-1     SA 5

4.    Taxes. . . . . . . . . . . . . . . . . . .  4-1

5.    Payment. . . . . . . . . . . . . . . . . .  5-1

6.    Excusable Delay. . . . . . . . . . . . . .  6-1

7.    Changes to the Detail Specification. . . .  7-1     SA 5

8.    Federal Aviation Requirements and
      Certificates and Export License. . . . . .  8-1     SA 5

9.    Representatives, Inspection,
      Flights and Test Data. . . . . . . . . . .  9-1

10.   Assignment, Resale or Lease. . . . . . . .  10-1

11.   Termination for Certain Events . . . . . .  11-1

12.   Product Assurance; Disclaimer and
      Release; Exclusion of Liabilities;
      Customer Support; Indemnification
      and Insurance. . . . . . . . . . . . . . .  12-1

13.   Buyer Furnished Equipment and
      Spare Parts. . . . . . . . . . . . . . . .  13-1

14.   Contractual Notices and Requests . . . . .  14-1

15.   Miscellaneous. . . . . . . . . . . . . . .  15-1

                       TABLE OF CONTENTS

                                                   Page     SA
                                                  Number  Number
TABLES

1.    Aircraft Deliveries and
      Descriptions - 737-500 . . . . . . . . . .  T-1     SA 3

      Aircraft Deliveries and
      Descriptions - 737-700 . . . . . . . . . .  T-2     SA 13

      Aircraft Deliveries and
      Descriptions - 737-800 . . . . . . . . . .  T-3     SA 16

      Aircraft Deliveries and
      Descriptions - 737-600 . . . . . . . . . .  T-4     SA 4

      Aircraft Deliveries and
      Descriptions - 737-900 . . . . . . . . . .  T-5     SA 5

EXHIBITS
A-1   Aircraft Configuration - Model 737-724 . .  SA 2

A-2   Aircraft Configuration - Model 737-824 . .  SA 2

A-3   Aircraft Configuration - Model 737-624 . .  SA 1

A-4   Aircraft Configuration - Model 737-524 . .  SA 3

A-5   Aircraft Configuration - Model 737-924 . .  SA 5

B     Product Assurance Document . . . . . . . .  SA 1

C     Customer Support Document - Code Two -
      Major Model Differences. . . . . . . . . .  SA 1

C1    Customer Support Document - Code Three -
      Minor Model Differences. . . . . . . . . .  SA 1

D     Aircraft Price Adjustments - New
      Generation Aircraft (1995 Base Price). . .  SA 1

D1    Airframe and Engine Price Adjustments -
      Current Generation Aircraft. . . . . . . .  SA 1

D2    Aircraft Price Adjustments - New
      Generation Aircraft (1997 Base Price). . .  SA 5

E     Buyer Furnished Equipment
      Provisions Document. . . . . . . . . . . .  SA 5

F     Defined Terms Document . . . . . . . . . .  SA 5


                       TABLE OF CONTENTS

                                                            SA
                                                          Number
LETTER AGREEMENTS

1951-1    Not Used . . . . . . . . . . . . . . . . . . .

1951-2R3  Seller Purchased Equipment . . . . . . . . . .  SA 5

1951-3R9  Option Aircraft-Model 737-824 Aircraft . . . .  SA 16

1951-4R1  Waiver of Aircraft Demonstration . . . . . . .  SA 1

1951-5R2  Promotional Support - New Generation . . . . .  SA 5
          Aircraft

1951-6    Configuration Matters. . . . . . . . . . . . .

1951-7R1  Spares Initial Provisioning. . . . . . . . . .  SA 1

1951-8R2  Escalation Sharing - New Generation
          Aircraft . . . . . . . . . . . . . . . . . . .  SA 4

1951-9R7  Option Aircraft-Model 737-724 Aircraft . . . .  SA 16

1951-11R1 Escalation Sharing-Current Generation
          Aircraft . . . . . . . . . . . . . . . . . . .  SA 4

1951-12   Option Aircraft - Model 737-924 Aircraft . . .  SA 5

1951-13   Configuration Matters - Model 737-924. . . . .  SA 5

                       TABLE OF CONTENTS

                                                             SA
                                                          Number
RESTRICTED LETTER AGREEMENTS

6-1162-MMF-295     Performance Guarantees - Model
                   737-724 Aircraft. . . . . . . . . . .

6-1162-MMF-296     Performance Guarantees - Model
                   737-824 Aircraft. . . . . . . . . . .

6-1162-MMF-308R3   Disclosure of Confidential  . . . . .  SA 5
                   Information

6-1162-MMF-309R1   [CONFIDENTIAL MATERIAL OMITTED AND. .  SA 1
                   FILED SEPARATELY WITH THE SECURITIES
                   AND EXCHANGE COMMISSION PURSUANT TO
                   A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-MMF-311R3   [CONFIDENTIAL MATERIAL OMITTED AND. .  SA 5
                   FILED SEPARATELY WITH THE SECURITIES
                   AND EXCHANGE COMMISSION PURSUANT TO
                   A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-MMF-312R1   Special Purchase Agreement
                   Provisions. . . . . . . . . . . . . .  SA 1

6-1162-MMF-319     Special Provisions Relating to
                   the Rescheduled Aircraft

6-1162-MMF-378R1   Performance Guarantees - Model
                   737-524 Aircraft. . . . . . . . . . .  SA 3

6-1162-GOC-015     [CONFIDENTIAL MATERIAL OMITTED AND. .  SA 2
                   FILED SEPARATELY WITH THE SECURITIES
                   AND EXCHANGE COMMISSION PURSUANT TO
                   A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-GOC-131R2   Special Matters . . . . . . . . . . .  SA 5

6-1162-DMH-365     Performance Guarantees - Model
                   737-924 Aircraft. . . . . . . . . . .  SA 5

6-1162-DMH-624     [CONFIDENTIAL MATERIAL OMITTED AND. .  SA 8
                   FILED SEPARATELY WITH THE SECURITIES
                   AND EXCHANGE COMMISSION PURSUANT TO
                   A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-DMH-680     Delivery Delay Resolution Program . .  SA 9


6-1162-DMH-1020   [CONFIDENTIAL MATERIAL OMITTED AND. .  SA 14
                   FILED SEPARATELY WITH THE SECURITIES
                   AND EXCHANGE COMMISSION PURSUANT TO
                   A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-DMH-1035    [CONFIDENTIAL MATERIAL OMITTED AND. .  SA 15
                   FILED SEPARATELY WITH THE SECURITIES
                   AND EXCHANGE COMMISSION PURSUANT TO
                   A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-DMH-1054    [CONFIDENTIAL MATERIAL OMITTED AND. .  SA 16
                   FILED SEPARATELY WITH THE SECURITIES
                   AND EXCHANGE COMMISSION PURSUANT TO
                   A REQUEST FOR CONFIDENTIAL TREATMENT]

                       TABLE OF CONTENTS


SUPPLEMENTAL AGREEMENTS                        DATED AS OF:

Supplemental Agreement No. 1 . . . . . . . .   October 10,1996

Supplemental Agreement No. 2 . . . . . . . .   March 5, 1997

Supplemental Agreement No. 3 . . . . . . . .   July 17, 1997

Supplemental Agreement No. 4 . . . . . . . .   October 10, 1997

Supplemental Agreement No. 5 . . . . . . . .   May 21, 1998

Supplemental Agreement No. 6 . . . . . . . .   July 30, 1998

Supplemental Agreement No. 7 . . . . . . . .   November 12, 1998

Supplemental Agreement No. 8 . . . . . . . .   December 7, 1998

Supplemental Agreement No. 9 . . . . . . . .   February 18, 1999

Supplemental Agreement No. 10. . . . . . . .   March 19, 1999

Supplemental Agreement No. 11. . . . . . . .   May 14, 1999

Supplemental Agreement No. 12. . . . . . . .   July 2, 1999

Supplemental Agreement No. 13. . . . . . . .   October 13, 1999

Supplemental Agreement No. 14. . . . . . . .   December 13, 1999

Supplemental Agreement No. 15. . . . . . . .   January 13, 2000

Supplemental Agreement No. 16. . . . . . . .   March 17, 2000

                          Table 1 to
                     Purchase Agreement 1951
              Aircraft Deliveries and Descriptions
                     Model 737-800 Aircraft
                       CFM56-7B26 Engines
           Detail Specification No. D6-38808-43 dated
                           Exhibit A-2

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

1951-3R9
March 17, 2000


Continental Airlines, Inc.
1600 Smith Street
Houston, Texas  77002


Subject:  Letter Agreement No. 1951-3R9 to Purchase Agreement
          No. 1951 - Option Aircraft - Model 737-824 Aircraft


Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-824 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-3R8 dated December 13, 1999.

All terms used and not defined herein shall have the same meaning as in the Agreement.

In consideration of Buyer's purchase of the Aircraft, Boeing hereby agrees to manufacture and sell up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] additional Model 737-824 Aircraft (the Option Aircraft) to Buyer, on the same terms and conditions set forth in the Agreement, except as otherwise described in Attachment A hereto, and subject to the terms and conditions set forth below.

1.    Delivery.

      The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

      Month and Year                      Number of
       of Delivery                      Option Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2.    Price.  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT].

3.    Option Aircraft Deposit.

      In consideration of Boeing's grant to Buyer of options to purchase the Option Aircraft as set forth herein, Buyer will pay a deposit to Boeing of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each Option Aircraft (the Option Deposit) on the date of this Letter Agreement. In the event Buyer exercises an option herein for an Option Aircraft, the amount of the Option Deposit for such Option Aircraft will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in Article 5 of the Agreement.

In the event that Buyer does not exercise its option to purchase a particular Option Aircraft pursuant to the terms and conditions set forth herein, Boeing shall be entitled to retain the Option
Deposit for such Option Aircraft.

4.    Option Exercise.

      To exercise its option to purchase the Option Aircraft, Buyer shall give written notice thereof to Boeing on or before the first business day of the month in each Option Exercise Date shown below:

      Option Aircraft                   Option Exercise Date

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

5.    Contract Terms.

      Within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 4 above, Boeing and Buyer will use their best reasonable efforts to enter into a supplemental agreement amending the Agreement to add the applicable Option Aircraft to the Agreement as a firm Aircraft (the Option Aircraft Supplemental Agreement).

In the event the parties have not entered into such an Option
Aircraft Supplemental Agreement within the time period contemplated herein, either party shall have the right, exercisable by written or telegraphic notice given to the other within ten (10) days after such period, to cancel the purchase of such Option Aircraft.

6.    Cancellation of Option to Purchase.

      Either Boeing or Buyer may cancel the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this Letter
Agreement, or in the Agreement, as the case may be:

      (i) purchase of the Aircraft under the Agreement for any reason not attributable to the cancelling party;

      (ii) payment by Buyer of the Option Deposit with respect to such Option Aircraft pursuant to paragraph 3 herein; or

      (iii)   exercise of the option to purchase such Option
Aircraft pursuant to the terms hereof.

Any cancellation of an option to purchase by Boeing which is based on the termination of the purchase of an Aircraft under the Agreement shall be on a one-for-one basis, for each Aircraft so terminated.

Cancellation of an option to purchase provided by this letter agreement shall be caused by either party giving written notice to the other within ten (10) days after the respective date in question. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been cancelled shall thereupon terminate.

Boeing shall promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft. Boeing shall be entitled to retain the Option Deposit unless cancellation is attributable to Boeing's fault, in which case the Option Deposit shall also be returned to Buyer without interest.

7.    Applicability.

      Except as otherwise specifically provided, limited or excluded herein, all Option Aircraft that are added to the Agreement by an Option Aircraft Supplemental Agreement as firm Aircraft shall benefit from all the applicable terms, conditions and provisions of the Agreement.


If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By   /s/ D. M. Hurt

Its     Attorney In Fact


ACCEPTED AND AGREED TO this

Date:  March 17, 2000

CONTINENTAL AIRLINES, INC.,



By   /s/ Brian Davis

Its   Vice President



Attachment

Model 737-824 Aircraft

1.    Option Aircraft Description and Changes.

      1.1 Aircraft Description. The Option Aircraft are described by Boeing Detail Specification D6-38808, Revision E, dated September 15, 1995, as amended and revised pursuant to the Agreement.

      1.2 Changes. The Option Aircraft Detail Specification shall be revised to include:

              (1) Changes applicable to the basic Model 737-800 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of an Option Aircraft
Supplemental Agreement.

              (2)   Changes mutually agreed upon.

              (3)   Changes required to obtain a Standard
Certificate of Airworthiness.

      1.3     Effect of Changes.  Changes to the Detail
Specification pursuant to the provisions of the clauses above shall include the effects of such changes upon Option Aircraft weight, balance, design and performance.

2.    Price Description.

      2.1     Price Adjustments.

              2.1.1 Base Price Adjustments. The base aircraft price (pursuant to Article 3 of the Agreement) of the Option
Aircraft will be adjusted to Boeing's and the engine manufacturer's then-current prices as of the date of execution of the Option Aircraft Supplemental Agreement.

              2.1.2 Special Features. The price for special features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the Option Aircraft Supplemental Agreement [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

              2.1.3 Escalation Adjustments. The base airframe and special features price will be escalated according to the applicable airframe and engine manufacturer escalation provisions contained in Exhibit D of the Agreement.

Buyer agrees that the engine escalation provisions will be adjusted if they are changed by the engine manufacturer prior to signing the Option Aircraft Supplemental Agreement. In such case, the then-current engine escalation provisions in effect at the time of execution of the Option Aircraft Supplemental Agreement will be incorporated into such agreement.

              2.1.4 Price Adjustments for Changes. Boeing may adjust the basic price and the advance payment base prices for any changes mutually agreed upon by Buyer and Boeing subsequent to the date that Buyer and Boeing enter into the Option Aircraft Supplemental Agreement.

              2.1.5 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Detail Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price.

3.    Advance Payments.

      3.1 Buyer shall pay to Boeing advance payments for the Option Aircraft pursuant to the schedule for payment of advance payments provided in the Purchase Agreement.

1951-9R7
March 17, 2000


Continental Airlines, Inc.
1600 Smith Street
Houston, Texas  77002


Subject:      Letter Agreement No. 1951-9R7 to
              Purchase Agreement No. 1951 - Option Aircraft -
              Model 737-724 Aircraft


Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-724 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-9R6 dated October 13, 1999.

All terms used and not defined herein shall have the same meaning as in the Agreement.

In consideration of Buyer's purchase of the Aircraft, Boeing hereby agrees to manufacture and sell up to - [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] additional Model 737-724 Aircraft (the Option Aircraft) to Buyer, on the same terms and conditions set forth in the Agreement, except as otherwise described in Attachment A hereto, and subject to the terms and conditions set forth below.

1.    Delivery.

      The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

      Month and Year                      Number of
       of Delivery                      Option Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2.    Price.  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT]

3.    Option Aircraft Deposit.

      In consideration of Boeing's grant to Buyer of options to purchase the Option Aircraft as set forth herein, Buyer will pay a deposit to Boeing of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each Option Aircraft (the Option Deposit) on the date of this Letter Agreement. In the event Buyer exercises an option herein for an Option Aircraft, the amount of the Option Deposit for such Option Aircraft will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in Article 5 of the Agreement.

In the event that Buyer does not exercise its option to purchase a particular Option Aircraft pursuant to the terms and conditions set forth herein, Boeing shall be entitled to retain the Option
Deposit for such Option Aircraft.

4.    Option Exercise.

      To exercise its option to purchase the Option Aircraft, Buyer shall give written notice thereof to Boeing on or before the first business day of the month in each Option Exercise Date shown below:

      Option Aircraft                   Option Exercise Date

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

5.    Contract Terms.

      Within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 4 above, Boeing and Buyer will use their best reasonable efforts to enter into a supplemental agreement amending the Agreement to add the applicable Option Aircraft to the Agreement as a firm Aircraft (the Option Aircraft Supplemental Agreement).

In the event the parties have not entered into such an Option
Aircraft Supplemental Agreement within the time period contemplated herein, either party shall have the right, exercisable by written or telegraphic notice given to the other within ten (10) days after such period, to cancel the purchase of such Option Aircraft.

6.    Cancellation of Option to Purchase.

      Either Boeing or Buyer may cancel the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this Letter
Agreement, or in the Agreement, as the case may be:

      (i) purchase of the Aircraft under the Agreement for any reason not attributable to the cancelling party;

      (ii) payment by Buyer of the Option Deposit with respect to such Option Aircraft pursuant to paragraph 3 herein; or

      (iii)   exercise of the option to purchase such Option
Aircraft pursuant to the terms hereof.

Any cancellation of an option to purchase by Boeing which is based on the termination of the purchase of an Aircraft under the Agreement shall be on a one-for-one basis, for each Aircraft so terminated.

Cancellation of an option to purchase provided by this letter agreement shall be caused by either party giving written notice to the other within ten (10) days after the respective date in question. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been cancelled shall thereupon terminate.

Boeing shall promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft. Boeing shall be entitled to retain the Option Deposit unless cancellation is attributable to Boeing's fault, in which case the Option Deposit shall also be returned to Buyer without interest.

7.    Applicability.

      Except as otherwise specifically provided, limited or excluded herein, all Option Aircraft that are added to the Agreement by an Option Aircraft Supplemental Agreement as firm Aircraft shall benefit from all the applicable terms, conditions and provisions of the Agreement.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By    /s/ D. M. Hurt

Its   Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: March 17, 2000

CONTINENTAL AIRLINES, INC.,



By   /s/ Brian Davis

Its  Vice President



Attachment

Model 737-724 Aircraft

1.    Option Aircraft Description and Changes.

      1.1 Aircraft Description. The Option Aircraft are described by Boeing Detail Specification D6-38808-42, dated as of January 6, 1997, as amended and revised pursuant to the Agreement.

      1.2 Changes. The Option Aircraft Detail Specification shall be revised to include:

              (1) Changes applicable to the basic Model 737-700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of an Option Aircraft
Supplemental Agreement.

              (2)   Changes mutually agreed upon.

              (3)   Changes required to obtain a Standard
Certificate of Airworthiness.

      1.3     Effect of Changes.        Changes to the Detail
Specification pursuant to the provisions of the clauses above shall include the effects of such changes upon Option Aircraft weight, balance, design and performance.

2.    Price Description.

      2.1     Price Adjustments.

              2.1.1 Base Price Adjustments. The base aircraft price (pursuant to Article 3 of the Agreement) of the Option
Aircraft will be adjusted to Boeing's and the engine manufacturer's then-current prices as of the date of execution of the Option Aircraft Supplemental Agreement.

              2.1.2 Special Features. The price for special features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the Option Aircraft Supplemental Agreement [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

              2.1.3 Escalation Adjustments. The base airframe and special features price will be escalated according to the applicable airframe and engine manufacturer escalation provisions contained in Exhibit D of the Agreement.

Buyer agrees that the engine escalation provisions will be adjusted if they are changed by the engine manufacturer prior to signing the Option Aircraft Supplemental Agreement. In such case, the then-current engine escalation provisions in effect at the time of execution of the Option Aircraft Supplemental Agreement will be incorporated into such agreement.

              2.1.4 Price Adjustments for Changes. Boeing may adjust the basic price and the advance payment base prices for any changes mutually agreed upon by Buyer and Boeing subsequent to the date that Buyer and Boeing enter into the Option Aircraft Supplemental Agreement.

              2.1.5 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Detail Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price.

3.    Advance Payments.

      3.1 Buyer shall pay to Boeing advance payments for the Option Aircraft pursuant to the schedule for payment of advance payments provided in the Agreement.

March 17, 2000
6-1162-DMH-1054

Continental Airlines, Inc.
1600 Smith Street
Houston, TX  77002

Subject: Letter Agreement 6-1162-DMH-1054 to Purchase Agreement No. 1951 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of July 23, 1996 as previously amended (the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc.
(Buyer) relating to Model 737 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY





By:___/s/ D. M. Hurt_______
Its:   Attorney-In-Fact

ACCEPTED AND AGREED TO

as of this date:  March 17, 2000

CONTINENTAL AIRLINES, INC.




By:____/s/ Brian Davis_____

Its:         Vice President